Exhibit 10.7

Confidential

EFFECTIVE DATE: JUNE 30, 2022

RE:	Extension of Maturity Date

This letter amendment is in reference to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of November 7, 2016, entered into by RW National Holdings, LLC, a Delaware limited liability company (“RWN”), RW OpCo, LLC, a Delaware limited liability company (“OpCo,” and together with RWN, “Borrowers”), and St. Cloud Capital Partners III SBIC, L.P., a Delaware limited partnership (“Purchaser”), as amended by that certain Omnibus Amendment to Securities Purchase Agreement and 12% Secured Promissory Note, dated May 16, 2022 (the “Amendment”). Unless the context herein otherwise indicates, capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement, as amended by the Amendment.

As of the Effective Date, Purchaser hereby agrees that the definition of “Due Date” in Section 4.1(2) of the Amendment is hereby amended to mean August 31, 2023.

Except as set forth in this letter amendment, all other terms, conditions and provisions of the Purchase Agreement and Amendment shall remain unaffected, and in full force and effect. This letter may be executed in two or more counterparts, each of which when executed and delivered shall be deemed an original, but all of which when taken together shall constitute one and the same letter. A party may execute this letter via delivery of an executed counterpart hereof by facsimile or electronic mail (i.e. PDF) and such facsimile or electronic signatures shall be treated as original signatures for all purposes.

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Please evidence your agreement to the above by exectuing and retuning a copy of this letter amendment to the undersigned.

Very truly yours,

ST. CLOUD CAPITAL PARTNERS III SBIC, L.P.

By: SCGP III SBIC, LLC, its general partner

By:	/s/ Kacy Rozelle
Name:	Kacy Rozelle
Title:	Managing Member

[Acknowledgement and Consent Pages Follow]

Acknowledged and agreed as of the Execution Date:

BORROWERS:	RW NATIONAL HOLDINGS, LLC

	By:	/s/ Christopher Laurence
	Name:	Christopher Laurence
	Title:	Chief Executive Officer

RW OPCO, LLC

	By:	/s/ Christopher Laurence
	Name:	Christopher Laurence
	Title:	Chief Executive Officer

SPONSOR:	NORTHERN PACIFIC GROUP

	By:	/s/ Scott Honour
	Name:	Scott Honour
	Title:	Managing Partner

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